UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K


                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)     July 16, 2002

                      Frozen Food Express Industries, Inc.
            (Exact name of registrant as specified on its charter)



          Texas                      1-10006                75-1301831
(State or other jurisdiction of    (Commission   (IRS Employer Identification
NO.)
incorporation or organization)     File Number)



                           1145 Empire Central Place
                                 Dallas, Texas                    75247-4309
                   (Address of principal executive offices)       (Zip Code)

                                 (2l4) 630-8090
               (Registrant's telephone number, including area code)

                                     None
 (Former name, former address and former fiscal year, if changed since last report)


































                                    INDEX



                         PART I - FINANCIAL INFORMATION

                                                                 Page No.
                                                                 --------
Item 1.      Change in Control of Registrant                       N/A

Item 2.      Acquisition or Disposition of Assets                  N/A

Item 3.      Bankruptcies or Receiverships                         N/A

Item 4.      Changes in Registrant's Certifying Accountants         3

Item 5.      Other Events                                          N/A

Item 6.      Resignations of Registrant's Directors                N/A

Item 7.      Financial Statements and Exhibits                     N/A

             Exhibit 99.1 Press Release                             4

Item 8.      Change in Fiscal Year                                 N/A















































 Item 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      A. Effective July 16, 2002, upon the recommendation of the Audit Committee of Frozen Food Express Industries, Inc. (the "Company"), the Board of Directors of the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002.

          Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 31, 2002, there were no disagreements between the Company and Anderse n on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such years and there were no reportable events as defined in Item 304 (a) (1) (v)of Regulation S-K.

          The Company provided Andersen with a copy of the foregoing disclosures. Arthur Andersen has informed the Company that due to its current difficulties it will be unable to respond to the Company's filing status whether it is in agreement with such statements.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits

          99.1   Press Release























SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                    -----------------------------------------
                                            (Registrant)



July 16, 2002                     By:  /s/ F. Dixon McElwee, Jr.
                                        -------------------------------------
                                        F. Dixon McElwee, Jr.
                                        Senior Vice President
                                        Principal Financial
                                        and Accounting Officer